Exhibit 10.28

Certain identified information has been excluded from the exhibit pursuant to Item 601(a)(6) of Regulation S-K due to personal privacy concerns. Redacted information is indicated by: [***]

THE SECURITIES REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 23, 2019.

THE COMMON SHARES UNDERLYING THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE COMMON SHARES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH COMMON SHARES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

THE WARRANTS EVIDENCED HEREBY ARE EXERCISABLE UNTIL 5:00 P.M. (EST) ON JANUARY 22, 2024 (WHICH EXPIRY DATE IS SUBJECT TO ACCELERATION IN ACCORDANCE WITH THE TERMS ATTACHING TO THE WARRANTS) AFTER WHICH TIME THEY WILL EXPIRE AND BE OF NO FURTHER FORCE AND EFFECT OR VALUE.

Certificate #2019-01-«Number» dated January 22, 2019 (the “Issue Date”), representing «Warrants» Warrants.

WARRANT CERTIFICATE

PROMIS NEUROSCIENCES INC.
(Incorporated under the laws of Canada)

THIS CERTIFIES that, for value received:

[HOLDER NAME]
[ADDRESS]

(hereinafter referred to as the “Holder”)

is the registered holder of that number of warrants (the “Warrants”) of ProMis Neurosciences Inc. (the “Issuer”) set forth above.

Underlying Securities and Exercise Terms

Each Warrant entitles the Holder to purchase one common share (each a “Common Share”) of the Issuer, as constituted on January 22, 2019, at a price of CAD$0.48 per Common Share until 5:00 pm (EST) on January 22, 2024 (the “Expiry Date”). The Expiry Date may be accelerated by the Issuer at any time following the four-month anniversary of the issue date of the Warrants and prior to the Expiry Date if the twenty-day volume-weighted average trading price (“20 day VWAP”) of the Shares on the TSX, and/or such other exchange on which the Common Shares may be listed, is greater than $1.00, or the Issuer enters into a partnering deal within 18 months of closing of the private placement pursuant to which this Warrant was issued to the Holder with minimum proceeds of US$5 million and the 20 day VWAP is greater than $0.48 at any time following the announcement of such a partnering deal. The Issuer may accelerate the expiry date of the Warrants by issuing a press release announcing the reduced warrant term whereupon the Warrants will expire on a day that is not less than 30 calendar day after the date of such press release.

The Warrants and Common Shares are collectively referred to herein as the “Securities”.

THESE WARRANTS MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE COMMON SHARES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

Warrant Exercise Procedure

The Warrants may be exercised at any time prior to the expiry of the Warrants by surrendering to the Issuer at its head office, at Suite 200, 1920 Yonge Street, Toronto, Ontario, M4S 3E2:

(a)	this Warrant Certificate;

(b)	the Subscription Form attached as Schedule “A” hereto, duly completed and executed; and

(c)	a cheque, bank draft or money order made payable to the Issuer in the aggregate amount of the exercise price,

or such other office or agency of the Issuer as it may designate by notice in writing delivered to the Holder at the Holder’s address stated above. Upon the due exercise of the Warrants, the Issuer shall issue or cause to be issued the requisite number of Common Shares to be issued to the Holder pursuant to said exercise, registered in the name of the Holder or such other person as may be specified in the Subscription Form, and each such person shall be deemed the holder of such Common Shares with effect from the date of such exercise. If Common Shares are to be issued to a person other than the Holder, the Holder’s signature on the Subscription Form must be guaranteed by a Canadian chartered bank, a Canadian trust company or a member firm of the TSX. The Issuer will cause the certificates representing such Common Shares to be mailed to the Holder at the Holder’s address stated above or such other address(es) as may be specified in the Subscription Form, within five business days of the exercise of the Warrants.

Upon the due exercise of a Warrant, the Warrant shall be deemed tendered for purposes thereof by the Holder without further notice or action by the Holder, and all rights under such Warrant, other than the right to receive certificates representing the Common Shares to which the Holder is entitled on such exercise, shall wholly cease and terminate and such Warrants shall be void and of no further effect or value.

Partial Exercise, Exchange and Replacement of Certificates

The Warrants represented by this Warrant Certificate may be exercised in whole or in part from time to time. If the Warrants are exercised in part, the Issuer shall deliver, with the Common Shares issued pursuant to such exercise, a new Warrant Certificate representing the balance of the Warrants remaining unexercised.

This Warrant Certificate may be exchanged, upon its surrender to the Issuer and payment of such administration fee, not exceeding $10.00, as the Issuer may require, for new Warrant Certificates of like tenor in denominations which in the aggregate represent the number of Warrants represented hereby.

If this Warrant Certificate is lost, stolen, mutilated or destroyed, the Issuer may on such reasonable terms as it may in its discretion impose, including but not limited to the payment of any administration fee, not exceeding $10.00, and the provision of any indemnity by the Holder, issue and countersign a new Warrant Certificate of like tenor, denomination and date as the Warrant Certificate so lost, stolen, mutilated or destroyed.

All Warrants shall rank pari passu, notwithstanding the actual date of issue thereof.

Covenants

The Issuer covenants and agrees that so long as any Warrants evidenced hereby remain outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided for and such Common Shares shall be issued as fully paid and non-assessable Common Shares and the holders thereof shall not be liable to the Issuer or to its creditors in respect thereof.

The Issuer shall use all reasonable commercial efforts to preserve and maintain its corporate existence and to ensure that the Common Shares outstanding or issuable from time to time upon the exercise of the Warrants are listed and posted for trading on the TSX (or such other exchange on which the Common Shares may be listed), provided that this clause shall not be construed as limiting or restricting the Issuer from completing a consolidation, amalgamation, arrangement, takeover bid or merger that would result in the Common Shares ceasing to be listed and posted for trading on the TSX (or such other exchange on which the Common Shares may be listed), so long as the holders of Common Shares receive securities of an entity which is listed on a stock exchange in Canada, or cash, or the holders of the Common Shares have approved the transaction in accordance with the requirements of applicable corporate and securities laws and the policies of the TSX (or such other exchange on which the Common Shares may be listed). In addition, the Issuer shall make all requisite filings under applicable securities legislation necessary to remain a reporting issuer not in default.

If the issuance of the Common Shares upon the exercise of the Warrants requires any filing or registration with or approval of any securities regulatory authority or other governmental authority or compliance with any other requirement under any law before such Common Shares may be validly issued (other than the filing of a prospectus or similar disclosure document), the Issuer agrees to take such actions as may be necessary to secure such filing, registration, approval or compliance, as the case may be.

Transfer of Warrants

The Warrants are transferable and the term “Warrantholder” shall mean and include any successor, transferee or assignee of the current or any future Warrantholder. The term “Warrantholder” shall mean and include any successor of the Warrantholder. The Warrants may be transferred by the Warrantholder completing and delivering to the Issuer the transfer form attached hereto as Schedule “B”.

Holding of Warrants

The Issuer may treat the Holder as the absolute owner of the Warrants represented hereby for all purposes, and the Issuer shall not be affected by any notice or knowledge to the contrary except where the Issuer is required to take notice by statute or by order of a court of competent jurisdiction.

Nothing in this Warrant Certificate or in the holding of a Warrant evidenced hereby shall be construed as conferring upon the Holder any right or interest whatsoever as a shareholder of the Issuer or entitle the Holder to any right or interest in respect of any Common Shares except as herein expressly provided.

Resale Restrictions and Legending Of Certificates

The Warrants have been, and the Common Shares will be, issued pursuant to an exemption (an “Exemption”) from the registration and prospectus requirements of applicable securities law. To the extent that the Issuer relies on such Exemption, the Common Shares may be subject to restrictions on resale and transferability contained in applicable securities laws.

If any of the Securities are subject to a hold period, or any other restrictions on resale and transferability, the Issuer may place a legend on the certificates representing the Securities as may be required under applicable securities laws, or as it may otherwise deem necessary or advisable.

Any certificate representing Common Shares issued upon the exercise of this Warrant prior to the date which is four months and one day after the Issue Date will bear the following legends:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MAY 23, 2019.

and

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, THE SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF THE TSX SINCE THEY ARE NOT FREELY TRANSFERABLE AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.

provided that at any time subsequent to the date which is four months and one day after the date hereof any certificate representing such Common Shares may be exchanged for a certificate bearing no such legends.

This Warrant Certificate bears, all certificates issued in exchange therefore or in substitution thereof, all certificates representing Shares issued in the United States, or to a U.S. Person (as defined in Rule 902(k) of Regulation S under the U.S. Securities Act (“Regulation S”)), and all certificates issued in exchange therefore or in substitution thereof, will bear the following legend:

THE SECURITIES REPRESENTED HEREBY [for Warrants add: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF] HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

[For Common Shares add: AND THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.]

provided, that if the Securities are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S and the Securities were acquired when the Issuer qualified as a “foreign issuer” (as defined in Rule 902(e) of Regulation S), the legend set forth above may be removed by providing providing a declaration to the Issuer and the Issuer’s transfer agent for the Common Shares in the form set forth either in Schedule “B” hereto (or as the Issuer may prescribe from time to time);

provided further, that, if any of the Securities are being sold pursuant to Rule 144 of the U.S. Securities Act, if available, the legend may be removed by delivering to the Issuer and the Issuer’s transfer agent for the Common Shares an opinion of counsel of recognized standing in form and substance satisfactory to the Issuer, to the effect that the legend is no longer required under applicable requirements of the U.S. Securities Act.

Capital Adjustments

Subject to approval of the TSX (or such other exchange on which the Common Shares may be listed), if at any time after the date hereof and prior to the expiry of the Warrants, and provided that any Warrants remain unexercised, there shall be:

(a)	a reclassification of the Common Shares, a change in the Common Shares into other shares or securities, a subdivision or consolidation of the Common Shares into a greater or lesser number of Common Shares, or any other capital reorganization, or

(b)	a consolidation, amalgamation or merger of the Issuer with or into any other corporation other than a consolidation, amalgamation or merger which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other shares or securities,

(any of such events being called a “Capital Reorganization”) any Holders who shall thereafter acquire Common Shares pursuant to the Warrant shall be entitled to receive, at no additional cost, and shall accept in lieu of the number of Common Shares to which such Holder was theretofore entitled to acquire upon such exercise, the aggregate number of shares, other securities or other property which such Holder should have been entitled to receive as a result of such Capital Reorganization if, on the effective date or record date thereof as the case may be, the Holder had been the registered holder of the number of Common Shares to which such Holder was theretofore entitled to acquire upon exercise of the Warrants. If determined appropriate by the Issuer acting reasonably, appropriate adjustments shall be made in the application of the provisions set forth herein with respect to the rights and interests of the Holder relative to a Capital Reorganization, to the end that the provisions set forth herein shall correspond as nearly as may be reasonably possible to the effect of the Capital Reorganization in relation to any shares, other securities or other property thereafter deliverable upon the exercise of any Warrants.

In case at any time:

(a)	the Issuer shall pay any dividend payable in stock upon its Common Shares or make any distribution to the holders of its Common Shares;

(b)	the Issuer shall offer for subscription pro rata to the holders of its Common Shares any additional shares or stock of any class or other rights;

(c)	there shall be any subdivision, consolidation, capital reorganization, or reclassification of the capital stock of the Issuer, or merger, amalgamation or arrangement of the Issuer with, or sale of all or substantially all of its assets to, another corporation; or

(d)	there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Issuer,

the Issuer shall give to the Holder at least twenty days’ prior written notice of the date on which the books of the Issuer shall close or a record shall be established for such dividend, distribution or subscription rights, or for determining rights to vote with respect to such subdivision, consolidation, capital reorganization, reclassification, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up, and in the case of any such subdivision, consolidation, capital reorganization, reclassification, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up, at least twenty days’ prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Shares shall be entitled thereto, and such notice in accordance with the foregoing shall also specify, in the case of any such subdivision, consolidation, capital reorganization, reclassification, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up, the date on which the holders of Common Shares shall be entitled to exchange their Common Shares for securities or other property deliverable upon such subdivision, consolidation, capital reorganization, reclassification, merger, amalgamation, arrangement, sale, dissolution, liquidation or winding-up as the case may be. Each such written notice shall be given by first class mail, postage prepaid, addressed to the Holder at its address as shown on the books of the Issuer.

In case the Issuer, after the date hereof, shall take any action affecting any securities of the Issuer, other than as previously set out herein, which in the opinion of the directors would materially affect the rights and interests of the Holder hereunder, the number of Common Shares or other securities which shall be issuable on the exercise of the Warrants shall be adjusted in such manner, if any, and at such time as the directors, in their sole discretion, may determine to be equitable in the circumstances, provided that no such adjustment will be made unless all necessary regulatory approvals, if any, have been obtained. In the event of any question arising with respect to any adjustment provided for herein, such question shall be conclusively determined by a firm of chartered accountants appointed by the Issuer at its sole discretion (who may be the Issuer’s auditors) and any such determination shall be binding upon the Issuer and the Holder.

No adjustment shall be made in respect of any event described herein if the Holder is entitled to participate in such event on the same terms, without amendment, as if the Holder had exercised the Warrants prior to or on the effective date or record date of such event, subject to the written consent of the TSX (or such other exchange on which the Common Shares may be listed). The adjustments provided for herein are cumulative and such adjustments shall be made successively whenever an event referred to herein shall occur, subject to the limitations provided for herein. No adjustment shall be made in the number or kind of Shares or other securities which may be acquired on the exercise of a Warrant unless it would result in a change of at least one-tenth of a Share or other security. Any adjustment which may by reason of this paragraph not be required to be made shall be carried forward and then taken into consideration in any subsequent adjustment.

Notwithstanding any adjustments provided for herein or otherwise, the Issuer shall not be required, upon the exercise of any Warrants, to issue fractional Common Shares or other securities in satisfaction of its obligations hereunder and, except as provided for herein, any fractions shall be eliminated. To the extent that the Holder would otherwise be entitled to acquire a fraction of a Common Share or other security, such right may be exercised in respect of such fraction only in combination with other rights which in the aggregate entitle the Holder to acquire a whole number of Common Shares or other securities. The Holder shall be entitled, upon the elimination of any fraction of a Common Share or other security, to be paid in cash for the fair market value for the securities so eliminated, always provided that the Issuer shall not be required to make any payment if for less than $10.00.

Representation and Warranty

The Issuer hereby represents and warrants with and to the Holder that the Issuer is duly authorized and has the corporate and lawful power and authority to create and issue this Warrant and the Common Shares issuable upon the exercise hereof and perform its obligations hereunder and that this Warrant represents a valid, legal and binding obligation of the Issuer enforceable in accordance with its terms.

Miscellaneous Provisions

Any delivery or surrender of documents shall be valid and effective if delivered personally or if sent by registered letter postage prepaid, and any notice shall be valid and effective if made in writing and transmitted as aforementioned or if transmitted by facsimile with confirmed receipt, in each case addressed to:

(a)           if to the Issuer,

ProMis Neurosciences Inc.

Suite 200, 1920 Yonge Street

Toronto, Ontario

M4S 3E2

Facsimile: [***]

(b)	if to the Holder, at its address appearing in the register of holders of Warrants maintained by the Issuer,

and such shall be deemed to have been effectively made and received on the date of personal delivery, if delivered; on the fourth business day after the time of mailing or upon actual receipt, whichever is sooner, if sent by registered letter (except the delivery of documents to exercise the Warrants, in which case actual receipt is required); or on the first business day after the time of facsimile transmission, if sent by facsimile. In the case of a disruption in postal services, any delivery or surrender of documents or notice sent by mail shall not be deemed to have been effectively made or received until it is actually delivered. The Issuer and the Holder may from time to time change their address for service hereunder by notice in writing delivered in one of the foregoing manners.

Except as herein provided, any and all of the rights conferred upon the Holder herein may be enforced by the Holder through appropriate legal proceedings. No recourse under or upon any covenant, obligation or agreement herein contained shall be had against any shareholder, officer or director of the Issuer, either directly or through the Issuer, it being expressly agreed and declared that the obligations under the Warrants are solely corporate obligations of the Issuer and no personal liability whatsoever shall attach to or be incurred by the shareholders, officers or directors of the Issuer in respect thereof. This Warrant Certificate shall be binding upon the Issuer and its successors.

This Warrant shall be governed in accordance with the laws of British Columbia and the laws of Canada applicable therein. The parties hereby attorn to the jurisdiction of the courts of British Columbia in the event of any dispute hereunder. Time shall be of the essence hereof.

The Issuer shall be entitled to rely on delivery of an executed Certificate by electronic means, and acceptance by the Holder of such electronic Certificate (including, without limitation by facsimile or email delivery) shall be legally effective between the Holder and the Issuer in accordance with the terms hereof.

IN WITNESS WHEREOF the Issuer has caused this Warrant Certificate to be signed by its duly authorized signatory on the date first written above.

PROMIS NEUROSCIENCES INC.

By:
Authorized Signatory

SCHEDULE “A”
SUBSCRIPTION FORM

TO:	ProMis Neurosciences Inc. Suite 200, 1920 Yonge Street Toronto, Ontario M4S 3E2

(the “Issuer”)

Facsimile: [***]

The Undersigned, being the registered holder of the attached Warrant Certificate of the Issuer, does hereby irrevocably exercise                                                     of the Warrants evidenced thereby in accordance with the terms thereof, and accordingly hereby irrevocably subscribes for the Common Shares (as described therein) to be received thereon and irrevocably surrenders the Warrant Certificate to the Issuer for such purpose. The Undersigned hereby irrevocably directs that the Common Shares to be received by the Undersigned be registered as follows:

Name in Full	Address	No. of Common Shares
1.

2.

3.

IF COMMON SHARES ARE TO BE ISSUED TO A PERSON OR PERSONS OTHER THAN THE UNDERSIGNED REGISTERED HOLDER, (I) THE SIGNATURE OF THE UNDERSIGNED MUST BE MEDALLION GUARANTEED, (II) THE UNDERSIGNED MUST PAY TO THE ISSUER ALL APPLICABLE TAXES AND OTHER DUTIES AND (III) THE TRANSFER FORM SET FORTH IN SCHEDULE “C” TO THE WARRANT CERTIFICATE MUST BE COMPLETED.

The Undersigned registered holder hereby represents, warrants and certifies that:

1.	the Undersigned is a resident at the address set forth in this Subscription Form;

2.	the Undersigned acknowledges that the Warrants and Common Shares (collectively, the “Securities”) have not been registered under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), or any applicable State securities laws and may not be offered or sold in the United States or to U.S. Persons (as defined in Rule 902(k) of Regulation S under the U.S. Securities Act) without registration under the U.S. Securities Act and any applicable State securities laws, unless an exemption from registration is available; and

3.	either (one of the following must be checked):

☐	the Undersigned at the time of the exercise of the Warrant(s) (i) is not a U.S. Person, (ii) is not resident in the United States, (iii) is not exercising the Warrant(s) on behalf of, or for the account or benefit of a U.S. Person or a person in the United States and (iv) did not receive an offer to exercise the Warrant(s) or execute or deliver this Subscription Form in the United States, and has, in all other respects, complied with the terms of Regulation S or any successor rule or regulation; or

☐	the Undersigned (i) is a U.S. Person or is resident in the United States, (ii) is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D (“Accredited Investor”) under the U.S. Securities Act, or all of its equity owners are Accredited Investors, and (iii) has completed and delivered herewith the U.S. Accredited Investor Status Certificate in the form attached to this Subscription Form as Exhibit 1; or

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☐	The Undersigned is resident in the United States or is a U.S. Person and has delivered to the Issuer and the Issuer’s transfer agent an opinion of counsel (which will not be sufficient unless it is in form and substance satisfactory to the Issuer) to the effect that with respect to the securities to be delivered upon exercise of the Warrant(s), the issuance of such securities has been registered under the U.S. Securities Act and applicable state securities laws or an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available.

The undersigned holder understands that unless the first box above is checked, the certificate representing the Common Shares will bear a legend in the form required by the Warrant Certificate restricting transfer without registration under the U.S. Securities Act and applicable state securities laws.

Certificates representing Shares will not be registered or delivered to an address in the United States unless the second or third box above is checked.

4.	The Undersigned represents and warrants that (a) the subscription proceeds representing the aggregate exercise price which will be advanced by the Undersigned to the Issuer will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) (the “PCML Act”) or the United States Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (the “PATRIOT Act”), and the Undersigned acknowledges that the Issuer may in the future be required by law to disclose the Undersigned’s name and other information relating to the exercise of the Warrants and the Undersigned’s subscription for the underlying Common Shares, on a confidential basis, pursuant to the PCML Act and/or the PATRIOT Act, and to the best of the Undersigned’s knowledge (i) none of the subscription funds to be provided by the Undersigned (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Undersigned, and (ii) it shall promptly notify the Issuer if the Undersigned discovers that any of such representations ceases to be true, and to provide the Issuer with appropriate information in connection therewith;

5.	If the Undersigned has indicated that the undersigned is an Accredited Investor by marking the second box in Item 3 above, the Undersigned represents and warrants to the Issuer that:

(a)	the Undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Shares subscribed for herein, and the Undersigned is able to bear the economic risk of loss of his or her entire investment;

(b)	the Undersigned is: (i) purchasing the Common Shares for his or her own account or for the account of one or more Accredited Investors with respect to which the Undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the Common Shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the Undersigned of the Common Shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the Undersigned has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (y) if the Undersigned, or any Beneficial Owner, is a company or a partnership, syndicate, trust or other form of unincorporated organization, the Undersigned or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (z) each Beneficial Owner, if any, is an Accredited Investor; and

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(c)	the Undersigned has not exercised the Warrant(s) as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, television or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

6.	If the Undersigned has indicated that the Undersigned is an Accredited Investor by marking the second box in Item 3 above, the Undersigned also acknowledges and agrees that:

(a)	the Issuer has provided to the Undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the Undersigned has had access to such information concerning the Issuer as he or she has considered necessary or appropriate in connection with his or her investment decision to acquire the Common Shares subscribed for herein;

(b)	if the Undersigned decides to offer, sell or otherwise transfer any of the Common Shares subscribed for herein, the undersigned must not, and will not, offer, sell or otherwise transfer any of such Shares directly or indirectly, unless (i) to the Issuer, (ii) outside the United States in accordance with Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws or regulations, or (iii) pursuant to an exemption from registration under the U.S. Securities Act and applicable state securities laws after providing a legal opinion reasonably satisfactory to the Issuer;

(c)	the Common Shares subscribed for herein are "restricted securities" under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the Common Shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

(d)	the Issuer has no obligation to register any of the Common Shares subscribed for herein or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder);

(e)	the certificates representing the Common Shares subscribed for herein (and any certificates issued in exchange or substitution for such Shares) will bear a legend, in the form required by the certificate representing the Warrants, stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

(f)	the financial statements of the Issuer have been prepared in accordance with International Financial Reporting Standards, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies; and

(g)	it consents to the Issuer making a notation on its records or giving instructions to any transfer agent of the Issuer in order to implement the restrictions on transfer set forth and described in this Subscription Form.

DATED the ____ day of _____________, 20____.

}
}
Signature of Witness	}	Signature of registered holder or Signatory thereof
[Please Note Instruction 2]	}
}
	}	If applicable, print Name and Office of Signatory
}
Print Name of Witness	}	Print Name of registered holder as on certificate
}
Address of Witness	}	Street Address
}
Occupation of Witness	}	City, Province and Postal Code
}

- A4 -

INSTRUCTIONS:

1.       The registered holder of a Warrant may exercise its right to convert the Warrant into Shares by completing and surrendering this Subscription Form and the ORIGINAL Warrant Certificate representing the Warrants being converted to the Issuer, together with the aggregate amount of the exercise price for the Shares, as provided for in the Warrant Certificate. Certificates representing the Shares to be acquired on exercise will be sent by prepaid ordinary mail to the address(es) above within five business days after the receipt of all required documentation.

2.       If this Subscription Form indicates that Shares are to be issued to a person or persons other than the registered holder of the Warrant to be converted: (i) the signature of the registered holder on this Subscription Form must be medallion guaranteed by an authorized officer of a chartered bank, trust company or an investment dealer who is a member of a recognized stock exchange, (ii) the registered holder must pay to the Issuer all applicable taxes and other duties and (iii) the Transfer Form set forth in Schedule “C” to the Warrant Certificate must be completed.

3.       If this Subscription Form is signed by a trustee, executor, administrator, custodian, guardian, attorney, officer of a corporation or any other person acting in a fiduciary or representative capacity, this Subscription Form must be accompanied by evidence of authority to sign satisfactory to the Issuer.

- A5 -

EXHIBIT 1

U.S. Accredited Investor Status Certificate

In connection with the exercise of certain outstanding warrants of ProMis Neurosciences Inc. (the “Company”) by the holder, the holder hereby represents and warrants to the Company that the holder, and each beneficial owner (each, a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor, as such term is defined in § 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”). Please hand-write your initials on the appropriate lines and write “W/H” for the holder that is the signatory to the Subscription Form to which this Exhibit 1 is attached, and “BEN” for each beneficial owner, if any, on each line that applies.

1. Initials _______	Any bank as defined in Section 3(a)(2) of the U.S. Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);
2. Initials _______	Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;
3. Initials _______	Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;
4. Initials _______	Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);
5. Initials _______	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of purchase, exceeds US$1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of this certification, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of this certification exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability);

- A6 -

6. Initials _______	A natural person who had annual gross income during each of the last two full calendar years in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) and reasonably expects to have annual gross income in excess of US$200,000 (or together with his or her spouse in excess of US$300,000) during the current calendar year, and no reason to believe that his or her annual gross income will not remain in excess of US$200,000 (or that together with his or her spouse will not remain in excess of US$300,000) for the foreseeable future;
7. Initials _______	Any director or executive officer of the Corporation; or
8. Initials _______	Any entity in which all of the equity owners meet the requirements of at least one of the above categories– if this category is selected you must identify each equity owner and provide statements from each demonstrating how they qualify as an Accredited Investor.

Dated _______________ 20___

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

- A7 -

SCHEDULE “B”
FORM OF DECLARATION FOR REMOVAL OF LEGEND –
RULE 904 UNDER THE U.S. SECURITIES ACT OF 1933

To:	ProMIS Neurosciences Inc. (the “Corporation”)

To:	Computershare Trust Company of Canada, as registrar and transfer agent for the common shares of the Corporation.

The undersigned (A) acknowledges that the sale of _________________ common shares of the Corporation to which this declaration relates, represented by certificate number _______________, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned (a) is not an “affiliate” of the Corporation, as that term is defined in Rule 405 under the U.S. Securities Act, or is an affiliate solely by virtue of being an officer or director of the Corporation, (b) is not a “distributor” as defined in Regulation S, and (c) is not an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange or any other “designated offshore securities market”, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated __________________, 20______.

X
Signature of individual (if Seller is an individual)

X
Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

- B2 -

Affirmation by Seller’s Broker-Dealer
(Required for sales pursuant to Section (B)(2)(b) above)

We have read the representation letter of ____________ (the “Seller”) dated _______________, pursuant to which the Seller has requested that we sell, for the Seller's account, ____________________ common shares of the Corporation represented by certificate number _________________ (the “Shares”). We have executed sales of the Shares pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell the Shares was made to a person in the United States;

(2)	the sale of the Shares was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange or another “designated offshore securities market” (as defined in Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Shares as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Shares (including, but not be limited to, the solicitation of offers to purchase the Shares from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Corporation shall be entitled to rely upon the representations, warranties and covenants contained in this letter to the same extent as if this letter had been addressed to them.

Dated ___________________.

Name of Firm

By:

Title:

- B3 -

SCHEDULE “C”
FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                                                                                (include name and address of the transferee) Warrants exercisable for common shares of ProMis Neurosciences Inc. (the “Issuer”) registered in the name of the undersigned on the register of the Issuer maintained therefor, and hereby irrevocably appoints                                                                       the attorney of the undersigned to transfer the said securities on the books maintained by the Issuer with full power of substitution.

DATED this _______ day of ___________________, 20___.

Signature of Transferor guaranteed by:

Medallion Signature Guarantee	Signature of Transferor
Stamp of Transferor

Address of Transferor

The undersigned transferee hereby certifies that:

(check one)

☐	said transferee was not offered the Warrants in the United States and is not in the United States or a “U.S. Person” (as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)), and is not acquiring the Warrants for the account or benefit of a person in the United States or a U.S. Person; or

☐	enclosed herewith is an opinion of counsel (which the transferee understands must be satisfactory to the Issuer) to the effect that no violation of the U.S. Securities Act or applicable securities laws will result from transfer, exercise or deemed exercise of the Warrants.

It is understood that the Issuer may require additional evidence necessary to verify the foregoing.

Notes:

1.	The signature to this transfer must correspond with the name written upon the face of this Warrant Certificate in every particular without any changes whatsoever.

2.	If the Transfer Form indicates that common shares are to be issued to a person or persons other than the registered holder of the Warrant Certificate, the signature on this Transfer Form must be guaranteed by a Canadian chartered bank, or eligible guarantor institution with membership in an approved signature guarantee medallion program. The guarantor must affix a stamp bearing the actual words “Signature Guaranteed”.